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                                 EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We consent to the inclusion in this Registration Statement on Form SB-2 of our report dated March 22, 2000, on the consolidated financial statements of CPC of America, Inc. and Subsidiaries and to the reference to our Firm under the caption "Experts".


                                   /s/  CACCIAMATTA ACCOUNTANCY CORPORATION


Irvine, California
July 25, 2000